UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 21, 2011
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 21, 2011, Rental Car Finance Corp. (the “Company”), a wholly owned subsidiary of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTG”), and DTG entered into a note purchase agreement to issue and sell to Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBS Securities Inc. and Scotia Capital (USA) Inc. (collectively, the “Initial Purchasers”) (i) $420 million principal amount of the Company’s Series 2011-1 2.51% Rental Car Asset Backed Notes, Class A and (ii) $80 million principal amount of the Company’s Series 2011-1 4.38% Rental Car Asset Backed Notes, Class B (collectively, the “Offered Securities”).  The Offered Securities have expected final payment dates in February 2015, but are subject to acceleration upon the occurrence of adverse events such as nonpayment of interest and principal and insufficient collateral.  Collateral for the Offered Securities includes vehicles, manufacturer program receivables and cash, and other credit support is furnished in the form of a letter of credit.  The agreement authorizes the Initial Purchasers to deliver prospective subsequent purchasers information in connection with any reoffer or resale of the Offered Securities.  The Initial Purchasers or their affiliates are also participants in other credit facilities of DTG and subsidiaries.

The foregoing description of the note purchase agreement is qualified in its entirety by reference to the note purchase agreement attached hereto as Exhibit 4.235 and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 8.01	OTHER EVENTS

On July 21, 2011, DTG issued a press release announcing pricing of $500 million of medium-term asset backed notes, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.                                                      Description

4.235
Note Purchase Agreement dated July 21, 2011 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBS Securities Inc. and Scotia Capital (USA) Inc.

99.1	Press Release of Dollar Thrifty Automotive Group, Inc. dated July 21, 2011: Dollar Thrifty Automotive Group Announces Pricing of $500 Million of Medium-Term Asset Backed Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

July 26, 2011	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

4.235
Note Purchase Agreement dated July 21, 2011 among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBS Securities Inc. and Scotia Capital (USA) Inc.

99.1	Press Release of Dollar Thrifty Automotive Group, Inc. dated July 21, 2011: Dollar Thrifty Automotive Group Announces Pricing of $500 Million of Medium-Term Asset Backed Notes